Exhibit 99.1

BioTime Announces Results of Vote at Annual Shareholders Meeting

Annual Meeting Presentation Now Available on BioTime’s Website

ALAMEDA, Calif.--(BUSINESS WIRE)--June 14, 2010--BioTime, Inc. (NYSE Amex: BTIM) announced today that all of the nominees for election to the BioTime Board of Directors were re-elected by BioTime’s shareholders at the 2010 Annual Meeting held on June 10. Each nominee received not less than 99.8% of the votes cast at the meeting. Our directors are Neal C. Bradsher, Arnold I. Burns, Robert N. Butler, Abraham E. Cohen, Alfred D. Kingsley, Pedro Lichtinger, Judith Segall, and Michael D. West. The shareholders, by a vote in excess of 99.8% in favor, also ratified the appointment of Rothstein, Kass & Company, P.C. to serve as BioTime’s independent public auditors to audit BioTime’s financial statements for the current fiscal year ending December 31, 2010.

At the meeting, BioTime CEO Dr. Michael West gave a corporate presentation updating investors on the company’s technology and business activities. A video of this discussion entitled “Corporate Presentation at Annual Meeting of Shareholders 2010” can be viewed at http://www.biotimeinc.com/btvideo4.htm or the Company’s home page.

About BioTime, Inc.

BioTime, headquartered in Alameda, California, is a biotechnology company focused on regenerative medicine and blood plasma volume expanders. Its broad platform of stem cell technologies are developed through subsidiaries focused on specific fields of applications. BioTime develops and markets research products in the field of stem cells and regenerative medicine through its wholly owned subsidiary Embryome Sciences, Inc. BioTime’s subsidiary OncoCyte Corporation focuses on the therapeutic applications of stem cell technology in cancer. Another subsidiary, OrthoCyte Corporation, is developing therapeutic applications of stem cells to treat orthopedic diseases and injuries. BioTime plans to develop therapeutic products in China for the treatment of ophthalmologic, skin, musculo-skeletal system and hematologic diseases, including the targeting of genetically modified stem cells to tumors as a novel means of treating currently incurable forms of cancer through its subsidiary BioTime Asia, Limited. Our Singapore subsidiary, ES Cell International Pte Ltd, has been at the forefront of advances in human embryonic stem (“hES”) cell technology, being one of the earliest distributors of hES cell lines to the research community. ESI has produced clinical-grade human embryonic stem cell lines that were derived following principles of good manufacturing practice and currently offers them for potential use in therapeutic product development. In addition to its stem cell products, BioTime develops blood plasma volume expanders, blood replacement solutions for hypothermic (low temperature) surgery, and technology for use in surgery, emergency trauma treatment and other applications. BioTime's lead product, Hextend®, is a blood plasma volume expander manufactured and distributed in the U.S. by Hospira, Inc. and in South Korea by CJ CheilJedang Corp. under exclusive licensing agreements. Additional information about BioTime, Embryome Sciences, OncoCyte, OrthoCyte, BioTime Asia, and ESI can be found on the web at www.biotimeinc.com.

Forward-Looking Statements

Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development and potential opportunities for the company and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the company's business, particularly those mentioned in the cautionary statements found in the company's Securities and Exchange Commission filings. The company disclaims any intent or obligation to update these forward-looking statements.

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CONTACT:
BioTime, Inc.
Judith Segall, 510-521-3390, ext 301
jsegall@biotimemail.com